UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 23, 2020

 WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Tender Offer

On December 23, 2020, Wheeler Real Estate Investment Trust, Inc. (the “Company”) issued a press release announcing that it plans to commence on December 23, 2020 a “modified Dutch auction” tender offer to purchase up to $19 million in value of shares of its Series D Cumulative Convertible Preferred Stock, no par value per share (the “Series D Shares”), at a price not greater than $18.00 nor less than $15.50 per Series D Share, to the sellers in cash, less any applicable withholding taxes and without interest. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The tender offer will commence upon the filing by the Company of a tender offer statement on Schedule TO.

Tender Offer Statement

The tender offer described in Exhibit 99.1 (the “Offer”) has not yet commenced. The press release included as Exhibit 99.1 is for informational purposes only. The press release is not a recommendation to buy or sell the Series D Shares or any other securities, and it is neither an offer to purchase nor a solicitation of an offer to sell the Series D Shares or any other securities. On the commencement of the Offer, the Company will file a tender offer statement on Schedule TO, including an offer to purchase, letter of transmittal and related materials, with the United States Securities and Exchange Commission (the “SEC”). The Offer will only be made pursuant to the offer to purchase, letter of transmittal and related materials filed as a part of the Schedule TO. Stockholders should read carefully the offer to purchase, letter of transmittal and related materials because they contain important information, including the various terms of, and conditions to, the Offer. Once the Offer is commenced, stockholders will be able to obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal and other documents that the Company will be filing with the SEC at the SEC’s website at www.sec.gov or from the Company’s website at https://ir.whlr.us/ or from the information agent for the tender offer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2020	Wheeler Real Estate Investment Trust, Inc.

	By:	/s/ Daniel Khoshaba
Daniel Khoshaba
President and CEO

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